UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): August 27, 2007

                      Commission File number 814-00721

       AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.
          (Exact Name of Registrant as Specified in Its Charter)

              NEVADA                                        84-1517721
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                        Identification No.)

     P.O. Box 307, Cocoa, FL                                  32923-0307
(Address of Principal Executive Offices)                     (Zip Code)

                             (321)-433-1136
        (Registrants Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















SECTION  4  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant?s Certifying Accountant.

  On March 20, 2006, Comiskey & Company, P.C., the Company?s auditors, advised the Company that it would decline to stand for reappointment as independent auditors for the Company after completion of the audit of the Company for the fiscal year ended December 31, 2005 due to the Company?s planned election to be treated as a Business Development Company under the Investment Company Act of 1940, because it felt it lacked experience with a BDC and the audit requirements for a BDC. Comiskey & Co had only been retained as of December 22, 2005 as the Company?s independent auditors. The letter dated March 17, 2006 from the former certifying accountants, the reasons for the termination of the relationship, and the Company?s response, were all included in the Company?s Form 10-K for the calendar year ended December 31, 2005, filed with the SEC on March 22, 2006, in reliance on Rule 12b-2 issued by the SEC under the Securities Exchange Act of 1934. However, by letter dated July 30, 2007, to which the Company responded on August 13, 2007 the SEC advised the Company that it was the SEC Staff position that changes in auditors must be reported on Item
4.01 of Form 8-K, notwithstanding disclosure of the same information in another filing.

Therefore, as required by Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provides the following information:

	1.	Comiskey & Company, P.C. has declined to stand for re-appointment as independent auditor for the Company after completion of the audit for the fiscal year ended December 31, 2005.

      2.	Comiskey & Company, P.C.s report on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      3.	The decision to change accountants was not recommended or approved by any audit or similar committee of the Board of Directors, or by the Board of Directors itself.

	4.	There was no disagreement with Comiskey & Company, P.C. regarding any matter of accounting principals or practices, financial statement disclosures, or auditing scope or procedure.

	5.	None of the kinds of events described in Item 304(a)(1)(v) of
Regulation S-K occurred within the two most recent fiscal years.

The Company provided Comiskey & Company, P.C. with a copy of the above disclosures prior to the filing of the Form 10-K for the calendar year ended December 31, 2005 and prior to the filing of this report with the SEC and requested Comiskey & Company, P.C. to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of the letter from Comiskey & Company, P.C. dated March 17, 2006, in response to this request is attached as Exhibit 9.1 to the Form 10-K filed on March 22, 2006, and is attached again to this report as Exhibit 4.

On May 9, 2006, the Registrant engaged Berman, Hopkins, Wright & LaHam,
CPAs and Associates, LLP, of Winter Park and Viera, Florida, as its certifying accountants. Berman, Hopkins, Wright & LaHam is a registered accounting firm with the Public Company Accounting Oversight Board. This change was reported by the Company on its Form 10-Q for the quarter ended March 31, 2006, filed with the SEC on May 15, 2006. Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP then was re-appointed as the Company?s independent auditors by the Board of Directors for the fiscal year ended December 31, 2006, which was approved by the shareholders of the Company at the Annual; Meeting of Shareholders held on July 31, 2006, pursuant to a Form 14 proxy statement filed with the SEC on July 21, 2006.

Prior to its appointment as the independent auditors for the Company, the Company had not consulted Berman, Hopkins, Wright & LaHam regarding:

1. The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant?s financial statements, and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or
2. Any matter that was the subject of a disagreement or event identified in response to Item 4.01(a)(1) of Form 8-K was disclosed in Registrant?s Form 10-K filed on March 22, 2006.


SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: August 27, 2007


                            AMERICAN DEVELOPMENT & INVESTMENT FUND, INC.



                            By /s/ Robert Hipple
                              --------------------------------
                                Robert Hipple
                                President